Boston Trust Balanced Fund
Boston Trust Equity Fund
Boston Trust Midcap Fund
Boston Trust Small Cap Fund
Walden Social Equity Fund
Walden Social Balanced Fund
Walden Small Cap Innovations Fund

Each a series of The Coventry Group

Supplement dated May 24, 2010
to the Statement of Additional Information Dated August 1, 2009

On May 13, 2010, Joel B. Engle was elected Treasurer of The Coventry Group, replacing Robert W. Silva. Accordingly, references to Mr. Silva in the Statement of Additional Information are deleted and replaced with the following:

Name, Address and Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joel B. Engle 3435 Stelzer Road Columbus, Ohio 43219 Date of Birth: 10/31/1965	Treasurer	Indefinite; Since May 2010	Senior Vice President, Citi Fund Services Ohio, Inc. (fund administrator), December 2007 to present; Vice President, Financial Reporting, Spectrum Global Fund Administration (March 2007 to December 2007); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (February 2006 to March 2007)’ and Self employed, retail business owner (April 2003 to February 2006).

* Officers hold their positions until a successor has been duly elected and qualified.

This Supplement and the prospectus and Statement of Additional Information dated August 1, 2009 provide the information a prospective investor ought to know before investing and should be retained for future reference. The Statement of Additional Information dated August 1, 2009 has been filed with the Securities and Exchange Commission, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-282-8782 extension 7050.